Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2016

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) fluctuation in results of operations; (iii) more established competitors; (iv) losses exceeding reserves; (v) downgrades or withdrawal of ratings by rating agencies; (vi) dependence on key executives; (vii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (viii) potential inability to pay dividends; (ix) inability to service the Company’s indebtedness; (x) limited cash flow and liquidity due to indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of the Company’s common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of reinsurance licenses; (xv) potentially being deemed an investment company under United States federal securities law; (xvi) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) Third Point Reinsurance Ltd. potentially becoming subject to United States federal income taxation; (xxiii) potentially becoming subject to United States withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; (xxiv) changes in Bermuda or other law regulation that may have an adverse impact on the Company's operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended December 31, 2016 and 2015	Page 7
Segment Reporting - Twelve months ended December 31, 2016 and 2015	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 11

Investments
Investments Managed by Third Point LLC - by Quarter	Page 12
Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2016 and 2015
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(9,514)	$(9,175)	$(50,052)	$(28,257)
Combined ratio(1)	105.0%	106.9%	108.5%	104.7%

Key investment return metrics:
Net investment income (loss)	$(35,767)	$61,553	$98,825	$(28,074)
Net investment return on investments managed by Third Point LLC	(1.7)%	2.8%	4.2%	(1.6)%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$13.57	$13.23	$13.57	$13.23
Diluted book value per share(2) (3)	$13.16	$12.85	$13.16	$12.85
Increase (decrease) in diluted book value per share(2)	(2.9)%	3.2%	2.4%	(5.2)%
Return on beginning shareholders’ equity(2)	(3.2)%	3.2%	2.0%	(6.0)%

(1)	Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2016 and 2015” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2015.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Equity securities, trading, at fair value	$1,506,854	$1,622,938	$1,458,015	$1,483,076	$1,231,077
Debt securities, trading, at fair value	1,057,957	1,079,132	1,250,883	1,185,102	1,034,247
Other investments, at fair value	82,701	49,664	64,320	49,965	51,920
Total investments in securities	2,647,512	2,751,734	2,773,218	2,718,143	2,317,244
Cash and cash equivalents	9,951	20,982	7,038	7,658	20,407
Restricted cash and cash equivalents	298,940	365,451	280,069	316,923	330,915
Due from brokers	284,591	284,170	337,264	424,205	326,971
Derivative assets, at fair value	27,432	22,565	26,122	26,877	35,337
Interest and dividends receivable	6,505	11,756	7,492	14,092	10,687
Reinsurance balances receivable	381,951	448,450	429,358	326,066	294,313
Deferred acquisition costs, net	221,618	255,379	221,651	216,689	197,093
Other assets	17,144	17,101	14,159	16,594	12,141
Total assets	$3,895,644	$4,177,588	$4,096,371	$4,067,247	$3,545,108
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$10,321	$13,508	$9,878	$9,639	$11,966
Reinsurance balances payable	43,171	47,713	45,747	30,733	24,119
Deposit liabilities	104,905	105,207	88,817	86,594	83,955
Unearned premium reserves	557,076	668,980	655,397	591,970	531,710
Loss and loss adjustment expense reserves	605,129	565,682	536,955	489,907	466,047
Securities sold, not yet purchased, at fair value	92,668	198,393	262,748	235,919	314,353
Securities sold under an agreement to repurchase	—	55,880	168,356	170,305	8,944
Due to brokers	899,601	894,856	794,141	960,703	574,962
Derivative liabilities, at fair value	16,050	11,472	16,401	28,524	15,392
Performance fee payable to related party	—	24,846	2,954	—	—
Interest and dividends payable	3,443	1,772	4,517	2,397	4,400
Senior notes payable, net of deferred costs	113,555	113,510	113,465	113,421	113,377
Total liabilities	2,445,919	2,701,819	2,699,376	2,720,112	2,149,225
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,650	10,638	10,629	10,621	10,548
Treasury shares	(7,389)	(7,389)	(7,389)	—	—
Additional paid-in capital	1,094,568	1,090,975	1,086,258	1,083,168	1,080,591
Retained earnings	316,222	362,915	290,834	237,458	288,587
Shareholders’ equity attributable to shareholders	1,414,051	1,457,139	1,380,332	1,331,247	1,379,726
Non-controlling interests	35,674	18,630	16,663	15,888	16,157
Total shareholders’ equity	1,449,725	1,475,769	1,396,995	1,347,135	1,395,883
Total liabilities and shareholders’ equity	$3,895,644	$4,177,588	$4,096,371	$4,067,247	$3,545,108

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenues
Gross premiums written	$80,779	$99,155	$617,374	$702,414
Gross premiums ceded	27	(24)	(2,325)	(1,876)
Net premiums written	80,806	99,131	615,049	700,538
Change in net unearned premium reserves	111,277	35,235	(24,859)	(97,714)
Net premiums earned	192,083	134,366	590,190	602,824
Net investment income (loss)	(35,767)	61,553	98,825	(28,074)
Total revenues	156,316	195,919	689,015	574,750
Expenses
Loss and loss adjustment expenses incurred, net	122,110	98,855	395,932	415,191
Acquisition costs, net	76,854	38,552	222,150	191,216
General and administrative expenses	5,482	10,236	39,367	46,033
Other expenses	2,161	2,928	8,387	8,614
Interest expense	2,068	2,074	8,231	7,236
Foreign exchange gains	(5,162)	(2,396)	(19,521)	(3,196)
Total expenses	203,513	150,249	654,546	665,094
Income (loss) before income tax (expense) benefit	(47,197)	45,670	34,469	(90,344)
Income tax (expense) benefit	272	(2,863)	(5,593)	2,905
Income (loss) including non-controlling interests	(46,925)	42,807	28,876	(87,439)
(Income) loss attributable to non-controlling interests	232	(614)	(1,241)	49
Net income (loss)	$(46,693)	$42,193	$27,635	$(87,390)
Earnings (loss) per share
Basic	$(0.45)	$0.40	$0.26	$(0.84)
Diluted	$(0.45)	$0.39	$0.26	$(0.84)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,072,283	104,217,321	104,060,052	104,003,820
Diluted	104,072,283	106,635,451	105,563,784	104,003,820

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Gross premiums written	$80,779	$142,573	$196,866	$197,156	$99,155
Gross premiums ceded	27	(927)	(1,425)	—	(24)
Net premiums written	80,806	141,646	195,441	197,156	99,131
Change in net unearned premium reserves	111,277	(13,463)	(62,319)	(60,354)	35,235
Net premiums earned	192,083	128,183	133,122	136,802	134,366
Net investment income (loss)	(35,767)	88,356	86,346	(40,110)	61,553
Total revenues	156,316	216,539	219,468	96,692	195,919
Expenses
Loss and loss adjustment expenses incurred, net	122,110	85,015	104,131	84,676	98,855
Acquisition costs, net	76,854	45,127	48,482	51,687	38,552
General and administrative expenses	5,482	12,354	10,243	11,288	10,236
Other expenses	2,161	347	3,173	2,706	2,928
Interest expense	2,068	2,069	2,046	2,048	2,074
Foreign exchange gains	(5,162)	(3,905)	(8,068)	(2,386)	(2,396)
Total expenses	203,513	141,007	160,007	150,019	150,249
Income (loss) before income tax (expense) benefit	(47,197)	75,532	59,461	(53,327)	45,670
Income tax (expense) benefit	272	(2,484)	(5,310)	1,929	(2,863)
Income (loss) including non-controlling interests	(46,925)	73,048	54,151	(51,398)	42,807
(Income) loss attributable to non-controlling interests	232	(967)	(775)	269	(614)
Net income (loss)	$(46,693)	$72,081	$53,376	$(51,129)	$42,193
Earnings (loss) per share
Basic	$(0.45)	$0.69	$0.51	$(0.49)	$0.40
Diluted	$(0.45)	$0.68	$0.51	$(0.49)	$0.39
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,072,283	103,780,196	104,132,797	104,257,874	104,217,321
Diluted	104,072,283	105,795,313	105,233,921	104,257,874	106,635,451

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended December 31, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Three months ended December 31, 2016				Three months ended December 31, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$80,779	$—	$—	$80,779	$99,155	$—	$—	$99,155
Gross premiums ceded	27	—	—	27	(24)	—	—	(24)
Net premiums written	80,806	—	—	80,806	99,131	—	—	99,131
Change in net unearned premium reserves	111,277	—	—	111,277	35,235	—	—	35,235
Net premiums earned	192,083	—	—	192,083	134,366	—	—	134,366
Expenses
Loss and loss adjustment expenses incurred, net	122,110	—	—	122,110	98,855	—	—	98,855
Acquisition costs, net	76,854	—	—	76,854	38,552	—	—	38,552
General and administrative expenses	2,633	—	2,849	5,482	6,134	(16)	4,118	10,236
Total expenses	201,597	—	2,849	204,446	143,541	(16)	4,118	147,643
Net underwriting loss	(9,514)	n/a	n/a	n/a	(9,175)	n/a	n/a	n/a
Net investment income (loss)	(15,937)	—	(19,830)	(35,767)	12,813	—	48,740	61,553
Other expenses	(2,161)	—	—	(2,161)	(2,928)	—	—	(2,928)
Interest expense	—	—	(2,068)	(2,068)	—	—	(2,074)	(2,074)
Foreign exchange gains	—	—	5,162	5,162	—	—	2,396	2,396
Income tax benefit (expense)	—	—	272	272	—	—	(2,863)	(2,863)
Segment income (loss) including non-controlling interests	(27,612)	—	(19,313)	(46,925)	710	16	42,081	42,807
Segment income attributable to non-controlling interests	—	—	232	232	—	(54)	(560)	(614)
Segment income (loss)	$(27,612)	$—	$(19,081)	$(46,693)	$710	$(38)	$41,521	$42,193

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	63.6%				73.6%
Acquisition cost ratio	40.0%				28.7%
Composite ratio	103.6%				102.3%
General and administrative expense ratio	1.4%				4.6%
Combined ratio	105.0%				106.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Segment Reporting - Twelve months ended December 31, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Twelve months ended December 31, 2016				Twelve months ended December 31, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$617,374	$—	$—	$617,374	$702,458	$(44)	$—	$702,414
Gross premiums ceded	(2,325)	—	—	(2,325)	(1,876)	—	—	(1,876)
Net premiums written	615,049	—	—	615,049	700,582	(44)	—	700,538
Change in net unearned premium reserves	(24,859)	—	—	(24,859)	(97,766)	52	—	(97,714)
Net premiums earned	590,190	—	—	590,190	602,816	8	—	602,824
Expenses
Loss and loss adjustment expenses incurred, net	395,932	—	—	395,932	415,041	150	—	415,191
Acquisition costs, net	222,150	—	—	222,150	191,217	(1)	—	191,216
General and administrative expenses	22,160	—	17,207	39,367	24,815	447	20,771	46,033
Total expenses	640,242	—	17,207	657,449	631,073	596	20,771	652,440
Net underwriting loss	(50,052)	n/a	n/a	n/a	(28,257)	n/a	n/a	n/a
Net investment income (loss)	16,931	—	81,894	98,825	(10,810)	69	(17,333)	(28,074)
Other expenses	(8,387)	—	—	(8,387)	(8,614)	—	—	(8,614)
Interest expense	—	—	(8,231)	(8,231)	—	—	(7,236)	(7,236)
Foreign exchange gains	—	—	19,521	19,521	—	—	3,196	3,196
Income tax benefit (expense)	—	—	(5,593)	(5,593)	—	—	2,905	2,905
Segment income (loss) including non-controlling interests	(41,508)	—	70,384	28,876	(47,681)	(519)	(39,239)	(87,439)
Segment (income) loss attributable to non-controlling interests	—	—	(1,241)	(1,241)	—	102	(53)	49
Segment income (loss)	$(41,508)	$—	$69,143	$27,635	$(47,681)	$(417)	$(39,292)	$(87,390)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	67.1%				68.9%
Acquisition cost ratio	37.6%				31.7%
Composite ratio	104.7%				100.6%
General and administrative expense ratio	3.8%				4.1%
Combined ratio	108.5%				104.7%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Gross premiums written	$80,779	$142,573	$196,866	$197,156	$99,155
Gross premiums ceded	27	(927)	(1,425)	—	(24)
Net premiums written	80,806	141,646	195,441	197,156	99,131
Change in net unearned premium reserves	111,277	(13,463)	(62,319)	(60,354)	35,235
Net premiums earned	192,083	128,183	133,122	136,802	134,366
Expenses
Loss and loss adjustment expenses incurred, net	122,110	85,015	104,131	84,676	98,855
Acquisition costs, net	76,854	45,127	48,482	51,687	38,552
General and administrative expenses	2,633	6,380	6,085	7,062	6,134
Total expenses	201,597	136,522	158,698	143,425	143,541
Net underwriting loss	(9,514)	(8,339)	(25,576)	(6,623)	(9,175)
Net investment income (loss)	(15,937)	22,031	19,098	(8,261)	12,813
Other expenses	(2,161)	(347)	(3,173)	(2,706)	(2,928)
Segment income (loss)	$(27,612)	$13,345	$(9,651)	$(17,590)	$710

Underwriting ratios (1):
Loss ratio	63.6%	66.3%	78.2%	61.9%	73.6%
Acquisition cost ratio	40.0%	35.2%	36.4%	37.8%	28.7%
Composite ratio	103.6%	101.5%	114.6%	99.7%	102.3%
General and administrative expense ratio	1.4%	5.0%	4.6%	5.2%	4.6%
Combined ratio	105.0%	106.5%	119.2%	104.9%	106.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	2,849	5,974	4,158	4,226	4,118
Total expenses	2,849	5,974	4,158	4,226	4,118
Net investment income (loss)	(19,830)	66,325	67,248	(31,849)	48,740
Interest expense	(2,068)	(2,069)	(2,046)	(2,048)	(2,074)
Foreign exchange gains	5,162	3,905	8,068	2,386	2,396
Income tax (expense) benefit	272	(2,484)	(5,310)	1,929	(2,863)
Segment income (loss) including non-controlling interests	(19,313)	59,703	63,802	(33,808)	42,081
Segment (income) loss attributable to non-controlling interests	232	(967)	(775)	269	(560)
Segment income (loss)	$(19,081)	$58,736	$63,027	$(33,539)	$41,521

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Line and Type of Business
Property	$34,620	$56,632	$7,257	$(175)	$43,361

Workers Compensation	(1,690)	6,153	50,366	1,240	(321)
Auto	6,065	7,350	68,074	10,137	7,395
General Liability	18,672	—	29,239	—	—
Professional Liability	2,857	13,137	1,450	—	(1,000)
Casualty	25,904	26,640	149,129	11,377	6,074

Credit & Financial Lines	13,177	58,896	14,543	32,091	15,937
Multi-line	7,078	405	25,937	153,863	33,783
Specialty	20,255	59,301	40,480	185,954	49,720

Total property and casualty reinsurance segment	$80,779	$142,573	$196,866	$197,156	$99,155

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Total investments in securities	$2,619,839	$2,724,518	$2,746,271	$2,691,431	$2,290,779
Cash and cash equivalents	5	11	11	11	57
Restricted cash and cash equivalents	298,940	365,451	280,069	316,923	330,915
Due from brokers	284,591	284,170	337,264	424,205	326,971
Derivative assets	27,432	22,565	26,122	26,877	35,337
Interest and dividends receivable	6,505	11,756	7,492	14,092	10,687
Total assets	$3,237,312	$3,408,471	$3,397,229	$3,473,539	$2,994,746
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$1,374	$783	$902	$1,102	$770
Securities sold, not yet purchased	92,668	198,393	262,748	235,919	314,353
Securities sold under an agreement to repurchase	—	55,880	168,356	170,305	8,944
Due to brokers	899,601	894,856	794,141	960,703	574,962
Derivative liabilities	16,050	11,472	16,401	28,524	15,392
Performance fee payable to related party	—	24,846	2,954	—	—
Interest and dividends payable	386	737	1,482	1,363	1,345
Non-controlling interest	35,674	18,630	16,663	15,888	16,157
Total liabilities and non-controlling interest	1,045,753	1,205,597	1,263,647	1,413,804	931,923
Total net investments managed by Third Point LLC	$2,191,559	$2,202,874	$2,133,582	$2,059,735	$2,062,823

Net investments - Capital	$1,595,874	$1,620,441	$1,560,681	$1,504,321	$1,537,349
Net investments - Float	595,685	582,433	572,901	555,414	525,474
Total net investments managed by Third Point LLC	$2,191,559	$2,202,874	$2,133,582	$2,059,735	$2,062,823

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Long/short equities	(2.6)%	1.9%	0.3%	(1.1)%	2.9%
Credit	0.2%	2.0%	3.8%	0.0%	0.1%
Other	0.7%	0.1%	(0.1)%	(0.9)%	(0.2)%
	(1.7)%	4.0%	4.0%	(2.0)%	2.8%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Payroll and related	$(182)	$7,259	$4,510	$5,001	$3,816
Share compensation expenses	2,342	1,894	2,051	2,651	2,266
Legal and accounting	1,421	1,069	1,194	928	1,115
Travel and entertainment	768	417	640	676	722
Occupancy	251	267	281	262	209
Corporate insurance	211	220	232	247	229
Board of director and related	146	166	191	163	169
Credit facility fees	103	266	385	553	391
IT related	66	472	381	457	888
Other general and administrative expenses	356	324	378	350	431
	$5,482	$12,354	$10,243	$11,288	$10,236

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,449,725	$1,475,769	$1,396,995	$1,347,135	$1,395,883
Less: non-controlling interests	(35,674)	(18,630)	(16,663)	(15,888)	(16,157)
Shareholders’ equity attributable to shareholders	1,414,051	1,457,139	1,380,332	1,331,247	1,379,726
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	52,930	54,189	57,024	57,272	58,070
Fully diluted book value per share numerator:	$1,513,493	$1,557,840	$1,483,868	$1,435,031	$1,484,308
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	104,173,748	104,000,129	103,716,629	104,336,577	104,256,745
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,274,333	5,400,240	5,683,740	5,708,559	5,788,391
Effect of dilutive restricted shares issued to employees	878,529	937,377	1,157,384	1,273,248	837,277
Diluted book value per share denominator:	114,977,773	114,988,909	115,208,916	115,969,547	115,533,576

Basic book value per share(1)	$13.57	$14.01	$13.31	$12.76	$13.23
Diluted book value per share(1)	$13.16	$13.55	$12.88	$12.37	$12.85

Increase (decrease) in diluted book value per share	(2.9)%	5.2%	4.1%	(3.7)%	3.2%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016(1)	December 31, 2015
Weighted-average number of common shares outstanding
Basic number of common shares outstanding, net of treasury shares	104,072,283	103,780,196	104,132,797	104,257,874	104,217,321
Dilutive effect of options	—	940,627	403,547	—	1,166,940
Dilutive effect of warrants	—	912,286	556,829	—	1,251,190
Dilutive effect of restricted shares with service and performance condition	—	162,204	140,748	—	—
Diluted number of common shares outstanding	104,072,283	105,795,313	105,233,921	104,257,874	106,635,451

Basic earnings (loss) per common share:
Net income (loss)	$(46,693)	$72,081	$53,376	$(51,129)	$42,193
Income allocated to participating shares	—	(241)	(169)	—	(137)
Net income (loss) available to common shareholders	$(46,693)	$71,840	$53,207	$(51,129)	$42,056

Basic earnings (loss) per common share	$(0.45)	$0.69	$0.51	$(0.49)	$0.40

Diluted earnings (loss) per common share
Net income (loss)	$(46,693)	$72,081	$53,376	$(51,129)	$42,193
Income allocated to participating shares	—	(237)	(167)	—	(134)
Net income (loss) available to common shareholders	$(46,693)	$71,844	$53,209	$(51,129)	$42,059

Diluted earnings (loss) per common share	$(0.45)	$0.68	$0.51	$(0.49)	$0.39

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income (loss)	$(46,693)	$72,081	$53,376	$(51,129)	$42,193
Shareholders’ equity attributable to shareholders - beginning of period	1,457,139	1,380,332	1,331,247	1,379,726	1,335,269
Impact of weighting related to shareholders’ equity from shares repurchased	—	—	(2,609)	—	—
Adjusted shareholders’ equity attributable to shareholders - beginning of period	$1,457,139	$1,380,332	$1,328,638	$1,379,726	$1,335,269
Return on beginning shareholders’ equity	(3.2)%	5.2%	4.0%	(3.7)%	3.2%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. For the current year periods, we have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.